UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2007


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B
       -------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


     Oklahoma                0-16405               73-1303341
 ----------------      ----------------      -------------------
  (State or other         (Commission         (I.R.S. Employer
  jurisdiction of          File Number)        Identification No.)
  incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)
         [ ] Soliciting material pursuant to Rule 14a-12
             under the Exchange Act (17 CFR 240.14a-12)
         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act (17 CFR 240.14d-2(b))
         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On February 1, 2007 the Geodyne Energy Income Limited Partnership II-B (the "Partnership") sold its interests in certain producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas for net proceeds as described below:


                                             Reserves
         Number                               Sold as         Reserve
          of      Location      Number      of 12/31/05       Value
         Wells       of           of        Oil      Gas       Sold       Net
P/ship    Sold    Properties    Purchasers (Bbls)   (Mcf)     12/31/05  Proceeds
------   ------  ------------- ---------- ------- -------   ---------   --------
 II-B      3     Pecos and          2        -     91,070    $555,970   $492,057
                 DeWitt Co. TX

     The transactions are subject to standard auction closing conditions.

     The proceeds from the sales, less any additional transaction costs, will be included in the February 15, 2007 cash distributions paid by the Partnerships.

     This sale was part of the General Partner's plan (previously disclosed in the Partnerships' December 31, 2005 Annual Report on Form 10-K) to sell an increased amount of the Partnerships' properties as a result of the generally favorable current environment for oil and gas dispositions. Additional properties will be sold at auctions in 2007 in anticipation of the Partnership's scheduled termination on December 31, 2007 (see current report on Form 8-K filed February 7, 2007).



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     The pro forma  financial  information  that would be  required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before February 16, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GEODYNE ENERGY INCOME LIMITED
                                          PARTNERSHIP II-B

                                          By: GEODYNE RESOURCES, INC.
                                          General Partner


                                          //s// Dennis R. Neill
                                          -----------------------------
                                          Dennis R. Neill
                                          President

DATE: February 7, 2007